Supplement to

CALVERT SOCIAL INVESTMENT FUND
Balanced Portfolio

Class A, B and C Prospectus dated January 31, 2008, as revised September 16, 2008

Date of Supplement: October 8, 2008

Under “Advisor, Subadvisors and Portfolio Managers – CSIF Balanced” on page 114 of the Prospectus, delete the second sentence under the heading “Calvert Asset Management Company, Inc.” and replace it with the following:

Natalie A. Trunow, Calvert Senior Vice President, Head of Equities, handles the allocation of assets and Portfolio Managers for CSIF Balanced.

Under “Advisor, Subadvisors and Portfolio Managers – CSIF Balanced” on page 114 of the Prospectus, replace the first chart under the heading “Calvert Asset Management Company, Inc.” with the following:

Name of Portfolio Manager	Title	Length of Service with Advisor	Business Experience During Last 5 Years	Role on Management Team
Natalie A. Trunow	Senior Vice President, Head of Equities, Calvert	Since August 2008

Senior Vice President of Calvert Asset Management Company, Inc., Head of Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Asset and Portfolio Manager, Allocations for CSIF Balanced